UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2012 (December 18, 2012)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street
Suite 1800
Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 18, 2012, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Sanchez Energy Corporation (the “Company”) determined the base salaries for the executive officers of the Company for fiscal 2013, the discretionary annual cash bonus awards to be made to the executive officers of the Company for fiscal 2012 and the restricted stock grants for the executive officers of the Company for fiscal 2013.

2013 Salaries and 2012 Bonus Payments

Each executive officer’s base salary for 2013, as well as the cash bonus awards earned in 2012 are set forth in the table below.

Each of the executive officers listed below allocates his or her time among Sanchez Oil & Gas Corporation (“SOG”) and its other affiliates and the Company. SOG’s practice with respect to the Company’s executive officers who also provide services to SOG and its other affiliates is to allocate a portion of the costs related to such officer’s salary, benefits, bonuses and other amounts (except for equity grants) to the Company based on the proportion of time that such officer spends working on the Company’s matters relative to those of SOG and its other affiliates. The amounts described below in the “2013 Salary” column represent the portion of the salary expected to be allocated to the Company in 2013 based on the amount of time that each executive officer listed below has historically spent working on the Company’s matters relative to those of SOG and its other affiliates. The amounts described below in the “2012 Bonus Amount” column represent the portion of the bonus payments allocated to the Company based on the amount of time that each executive officer listed below spent working on the Company’s matters relative to those of SOG and its other affiliates.

Executive Officer	2013 Salary	2012 Bonus Amount
A.R. Sanchez, Jr., Executive Chairman of the Board of Directors	$337,500	$800,000

Antonio R. Sanchez, III, President and Chief Executive Officer	$450,000	$800,000

Joseph R. DeDominic, Senior Vice President and Chief Operating Officer	$262,500	—

Michael G. Long, Senior Vice President and Chief Financial Officer	$262,500	$300,000

Kirsten A. Hink, Vice President and Principal Accounting Officer	$117,000	$55,200

Salary increases and payment of bonuses are based on performance measures considered by the Committee, as well as comparable compensation in the energy industry. With respect to payment of bonuses, each executive officer has a targeted range based upon his or her base salary. The Committee believes that the appointment of A. R. Sanchez, Jr. as Executive Chairman of the Board on November 27, 2012 in recognition of his past and continuing active service and value to the Company provides a solid basis for his 2013 compensation and 2012 bonus payment.  Joseph R. DeDominic was appointed as Vice President and Chief Operating Officer of the Company on November 27, 2012, and his compensation was approved by the Committee at the time of his appointment. The Committee believes that the salary increases and bonus payments for Antonio R. Sanchez, III, Michael G. Long and Kirsten A. Hink are reflective of their contributions to the development and growth of the Company.

Grants of Restricted Common Stock

On December 18, 2012, the Committee awarded 300,000 shares of the Company’s restricted common stock, par value $0.01 per share (the “Common Stock”), to Mr. Sanchez, Jr., 200,000 shares of restricted Common Stock to Mr. Sanchez, III, 90,000 shares of restricted Common Stock to Mr. Long, and 12,000 shares of restricted Common Stock to Ms. Hink, all pursuant to the Company’s Amended and Restated 2011 Long Term Incentive Plan (the “Plan”).

Mr. Sanchez, Jr.’s grant was made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Schedule 13D/A (Amendment No. 1), filed with the Securities and Exchange Commission on January 13, 2012, and is incorporated herein by reference, and will vest pro-rata over a two year period.  Notwithstanding the foregoing, upon the occurrence of the following events, the shares of restricted Common Stock will vest automatically: a Change of Control (as defined in the Plan), a Qualifying Termination (generally, a termination by the Company or an Affiliate (as defined in the Plan) other than due to Mr. Sanchez, Jr.’s commission of, conviction for, or plea of guilty or nolo contendere to a felony, or other material act or omission involving dishonesty or fraud or gross negligence or willful malfeasance), Constructive Termination (generally, the termination of the Services Agreement, dated as of December 19, 2011, by and between SOG and the Company by the Company, other than by SOG through its control of the Company) or Mr. Sanchez, Jr.’s death or Disability (as defined in the Plan).

Mr. Sanchez, III’s grant was made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Company’s registration statement on Form S-8 (File No. 333-178920) (the “Form S-8”) and is incorporated herein by reference, and will vest pro-rata over a two year period. Notwithstanding the foregoing, upon the occurrence of the following events, the shares of restricted Common Stock will vest automatically: a Change of Control, a Qualifying Termination (generally, a termination by the Company other than due to Mr. Sanchez, III’s commission of, conviction for, or plea of guilty or nolo contendere to a felony, or other material act or omission involving dishonesty or fraud or gross negligence or willful malfeasance), Constructive Termination (generally, the assignment of a duty or duties to Mr. Sanchez, III by the Board that are not commensurate with the position of Chief

Executive Officer, the Board’s material reduction in Mr. Sanchez, III’s duties or any reduction in Mr. Sanchez, III’s title or position as Chief Executive Officer) or Mr. Sanchez, III’s death or Disability.

Mr. Long’s and Ms. Hink’s grants were made pursuant to a Restricted Stock Agreement, a form of which was previously filed with the Form S-8 and is incorporated herein by reference, and will vest pro-rata over a three year period. Notwithstanding the foregoing, upon the occurrence of a Change of Control, the shares of restricted Common Stock will vest automatically. In addition, in the event of Mr. Long’s or Ms. Hink’s death, the Committee (as defined in the Plan) may, but is not obligated to, accelerate the vesting of any or all of his or her shares of restricted Common Stock, respectively.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibits

10.1	Form of Restricted Stock Agreement for A. R. Sanchez, Jr. (previously filed as Exhibit H to the Schedule 13D/A (Amendment No. 1) on January 13, 2012 and incorporated herein by reference).
10.2

Form of Restricted Stock Agreement for Antonio R. Sanchez, III (previously filed as Exhibit 10.3 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

10.3	Form of Restricted Stock Agreement for employees (previously filed as Exhibit 10.1 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: December 20, 2012	By:	/s/ Michael G. Long
Michael G. Long
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibits

10.1	Form of Restricted Stock Agreement for A. R. Sanchez, Jr. (previously filed as Exhibit H to the Schedule 13D/A (Amendment No. 1) on January 13, 2012 and incorporated herein by reference).
10.2

Form of Restricted Stock Agreement for Antonio R. Sanchez, III (previously filed as Exhibit 10.3 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).

10.3	Form of Restricted Stock Agreement for employees (previously filed as Exhibit 10.1 to registrant’s Registration Statement on Form S-8 (File No. 333-178920) and incorporated herein by reference).